Exhibit 99.2

500 Linden Oaks, 2 nd Floor Rochester, New York 14625 (585) 249 - 6231 www.virtualscopics.com NASDAQ: VSCP First Quarter 2015 Performance Review May 6, 2015 1

The statements contained in this press release that are not purely historical are forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbors created thereby. These forward - looking statements include, but are not limited to, statements regarding the expected benefits of the company’s investment in infrastructure, sales and marketing efforts, the Scientific Advisory Board, backlog, awards and bookings and the performance of existing projects and/or statements preceded by, followed by or that include the words “believes,” “could,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “seeks,” or similar expressions. Forward - looking statements deal with the company’s current plans, intentions, beliefs and expectations. Investors are cautioned that all forward - looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward - looking statements. Many of these risks and uncertainties are discussed in the company’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2014 filed with the Securities and Exchange Commission (the “SEC” ), and in any subsequent reports filed with the SEC, all of which are available at the SEC’s website at www.sec.gov . These include without limitation: the risk of cancellation or delay of customer contracts or that contract awards do not turn into signed contracts. Other risks include the company’s dependence on its largest customers and risk of contract performance, protection of our intellectual property and the risks of infringement of the intellectual property rights of others. All forward - looking statements speak only as of the date of this press release and the company undertakes no obligation to update such forward - looking statements. 2

3 2015 2014 Change Revenues 2,814$ 2,353$ 20% Cost of Services 1,840$ 1,595$ 15% Gross Profit 974$ 758$ 28% Gross Margin 35% 32% Operating Expenses Research and Development 350$ 286$ 22% Sales and Marketing 280$ 345$ -19% General and Administrative 799$ 687$ 16% Depreciation and Amortization 97$ 87$ 11% Total Operating Expenses 1,526$ 1,405$ 9% Operating Loss (552)$ (647)$ -14% March 31, (thousands of dollars) Three Months Ended

4 March 31, December 31, 2015 2014 (Unaudited) 2,393,968$ 4,046,599$ 2,097,513 1,814,143 535,549 410,188 5,027,030 6,270,930 1,166,284 1,211,770 337,174 330,873 Other Assets 8,486 10,661 6,538,974$ 7,824,234$ 1,015,871$ 1,289,099$ 414,966 681,964 475,299 670,332 335,333 335,333 2,241,469 2,976,728 Total stockholders' equity 4,297,505 4,847,506 6,538,974$ 7,824,234$ Total liabilities and stockholders' equity Accounts payable and accrued expenses Accrued payroll Unearned revenue Dividends payable Total current liabilities Patents, net Property and equipment, net Total assets Liabilities and Stockholders’ Equity Current liabilities Total current assets Assets Current assets Cash Accounts receivable, net Prepaid expenses and other current assets

5 • Revenue Up – 20% from Q1 2014 • Losses are Lower • Focus from 2014 is Paying Off • Reporting Simple Metrics – Financial results – Backlog

• Investment in People Continues – Changing with the market needs • Investment in Efficiencies Continues – TrialTracker software shows early success • Alliance Partner Network Growing – Micron added for Asia Pacific • Strengthening Ourselves for Phase III Wins 6

• Critical Mass is Targeted – Organic growth – Potential target alliance companies • Marcum Microcap Conference – May 27th • Do What We Say We Will Do • Marketing Effort Continues – New website – Live webinar from New Hope office – Partners in Clinical Trials Conference - Boston 7

• Strategic Partnerships – Partners - not just customers • Operational Excellence – Project Management – Key industry focus – Topic of Shareholder Meeting – June 2 - Rochester • Harvest Our Investments • Exploit Our Resources 8

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